Property and Equipment, Net	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment, Net [Abstract]
Property and Equipment, Net

7.          Property and Equipment, Net

Property and equipment, net consisted of the following (in thousands):

	December 31,
	2019	2018
Ships	$14,154,578	$13,032,555
Ships improvements	1,865,272	1,407,989
Ships under construction	387,749	491,632
Land and land improvements	38,375	34,936
Other	672,975	558,052
	17,118,949	15,525,164
Less: accumulated depreciation	(3,983,612)	(3,405,911)
Property and equipment, net	$13,135,337	$12,119,253

The increase in ships was primarily due to the addition of Norwegian Encore. The Company capitalized approximately $458.9 million of costs associated with ship improvements. Depreciation expense for the years ended December 31, 2019, 2018 and 2017 was $627.7 million, $534.9 million and $478.7 million, respectively. Repairs and maintenance expenses including Dry-dock expenses were $199.7 million, $199.5 million and $157.2 million for the years ended December 31, 2019, 2018 and 2017, respectively, and were recorded within other cruise operating expense.

Ships under construction include progress payments to the shipyard, planning and design fees and other associated costs. Capitalized interest costs which were primarily associated with the construction or revitalization of ships amounted to $32.9 million, $30.4 million and $29.0 million for the years ended December 31, 2019, 2018 and 2017, respectively.